UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2008

DARA BioSciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

4505 Falls of Neuse Road, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Point Therapeutics, Inc.

70 Walnut Street, Wellesley Hills, MA 02481

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective as of the close of business on February 12, 2008, DARA BioSciences, Inc., formerly known as Point Therapeutics, Inc. (the “Company”), completed the merger transaction contemplated by the Agreement and Plan of Merger dated October 9, 2007, as amended December 19, 2007 (the “merger agreement”), between the Company, DP Acquisition Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and DARA BioSciences, Inc., a privately held development-stage pharmaceutical company (“DARA”).

Pursuant to the terms of the merger agreement, immediately prior to the consummation of the merger the Company effected a reverse stock split of the Company’s common stock. Pursuant to this reverse stock split, each 40 shares of common stock of the Company issued and outstanding immediately prior to the merger was converted into one share of Company common stock. Pursuant to the terms of the merger agreement, each share of DARA common stock and preferred stock issued and outstanding immediately prior to the effective time of the merger ceased to be outstanding and was converted into the right to receive 1.031406 shares of Company common stock, plus cash in lieu of any fractional shares.

As a result of the transaction, Merger Sub merged with and into DARA, with DARA surviving as a wholly-owned subsidiary of the Company. The requisite stockholder votes were received at the DARA special meeting held on January 28, 2008 and the Point annual meeting held on February 12, 2008. Upon consummation of the merger and pursuant to the terms of the merger agreement, the Company changed its name to DARA BioSciences, Inc. The Company’s common stock will continue to trade on the NASDAQ Capital Market under the symbol “DARA.”

Additional disclosure, including information regarding the merger agreement, the merger, the Company and DARA, is included in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on Form S-4, Registration No. 333-147609, on November 26, 2007, as amended on December 17, 2007 (the “joint proxy statement/prospectus”), which is incorporated herein by reference.

A copy of the news release announcing the completion of the merger is filed with this report as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

As a result of the completion of the reverse stock split described in Item 2.01, holders of certificates representing pre-split shares of Company common stock will be asked to surrender their certificates representing such pre-split shares of Company common stock to receive new certificates representing post-split shares of Company common stock. As a result of the completion of the merger described in Item 2.01, holders of certificates representing shares of DARA common stock and preferred stock will be asked to surrender their certificates representing such shares of DARA common stock and preferred stock to receive new certificates representing shares of Company common stock. The form of stock certificate that will represent the shares of the Company’s common stock to be issued pursuant to the reverse stock split and the merger is filed with this report as Exhibit 4.1 and is hereby incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

On February 12, 2008, as a result of the completion of the merger described in Item 2.01, which such description is incorporated by reference into this Item 5.01, the former DARA stockholders, together with the holders of the converted DARA options and DARA warrants, received shares of Company common stock, warrants and options, representing in the aggregate 96.4% of the outstanding shares of Company common stock, on a fully diluted basis, immediately following the closing of the merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

In accordance with the terms of the merger agreement, effective at the closing of the merger, each of Timothy J. Barberich, Richard J. Benjamin, Thomas M. Clafin II, Donald R. Kiepert, Jr., Larry G. Pickering and Daniel T. Roble resigned as a director of the Company.

Election of Directors

At the Company’s annual meeting of stockholders held February 12, 2008, the Company’s stockholders elected the following six directors to fill the vacancies created by the resignations described above: Thomas W. D’Alonzo, Kurt M. Eichler, Richard A. Franco, Sr., R.Ph., Steve Gorlin, W. Hamilton Jordan and Stuart C. McWhorter. Each of these directors was formerly a member of DARA’s board of directors.

Following their election, the directors were appointed to the committees of the Company’s board of directors as follows.

Director Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee

Kurt M. Eichler	X	X

W. Hamilton Jordan		X	X

Stuart McWhorter	X		X

Thomas D’Alonzo	X		X

Appointment of Certain Officers

Effective as of the closing of the merger described in Item 2.01, the Company appointed new executive officers as follows.

Name	Office(s)
Richard A. Franco, Sr., R.Ph.	Chairman, President and Chief Executive Officer
John C. Thomas, Jr.	Chief Financial Officer and Secretary
John Didsbury, Ph.D.	Executive Vice President and Chief Scientific Officer

Richard A. Franco, Sr., R.Ph., age 66, has served as DARA’s Chairman of the Board since October, 2007 and as President, Chief Executive Officer since January 1, 2007 and President and member of its board of directors since 2005. Before joining DARA in 2005, Mr. Franco served as a consultant. In 1997, Mr. Franco co-founded LipoScience, Inc., a private medical technology and diagnostics company, and served as president, CEO and chairman of that company from 1997 to 2001 and as its executive chairman until 2002. Prior to founding LipoScience, he was president, CEO and director of Trimeris, Inc., Biopharmaceutical Company (TRMS-NASDAQ). Mr. Franco currently is a director of Salix Pharmaceuticals, Ltd., (SLXP-NASDAQ) a specialty pharmaceutical company; NeoMatrix,LLC, a private medical technology company commercializing screening systems for breast cancer detection; and the Research Triangle Chapter of the National Association of Corporate Directors (NACD). Mr. Franco earned a Bachelor of Science degree in pharmacy from St. John’s University and did his graduate work in pharmaceutical marketing and management at Long Island University.

John C. Thomas, Jr., age 54, has served as DARA’s Chief Financial Officer and Secretary since DARA’s incorporation in 2002. Mr. Thomas has also served as Chief Financial Officer of Surgi-Vision, Inc., a private research company involved in MRI technology since 1998, MiMedx, Inc., a biotechnology company since November 2007, Cormatrix Cardiovascular, a biotechnology company since 2001, iVideotunes, Inc., a technology company since 2005, Motion Realty, Inc., a technology company since 1991, SpineMedica Corporation, a medical device company from 2005 to 2006 and GMP Companies, Inc., a private medical research company from 1999 to 2001. Mr. Thomas is also a certified public accountant and a trustee and chairman of the Finance Committee of The Walker School, a private Pre-K through 12 grade school.

John Didsbury, Ph.D., age 52, has served as DARA’s Chief Scientific Officer since November 2006. Prior to joining DARA, Dr. Didsbury served as president and CEO for Nuada Pharmaceuticals, Inc. from 2002 to 2005, where he transformed the company from a chemistry database/service company to a highly successful drug development company in under 14 months. Prior to this, Dr. Didsbury held many senior and management positions at GlaxoSmithKline, Inc. including Head of Strategy and Operations Drug Discovery from 2000 to 2002, Disease Strategy Director from 1998 to 2000, Disease Program Leader from 1996 to 1998 and Senior Research Investigator from 1995 to 1996. A co-author of several patents and a published writer and researcher, Dr. Didsbury earned his Bachelor of Arts in biology/chemistry at University of Connecticut in 1977 and his Ph.D. in Medical Microbiology at University of Vermont Medical College in 1982.

Compensatory Arrangements of Certain Officers

Effective as of the closing of the merger described in Item 2.01, the Company assumed the DARA BioSciences, Inc. 2003 Employee, Director and Consultant Stock Plan (the “2003 Plan”) and the outstanding stock options under such plan were converted into options to purchase Company common stock; provided, that, following the closing of the Merger, no further options may be granted under such plan. At the Company’s annual meeting of stockholders held February 12, 2008, the Company’s stockholders approved the DARA BioSciences, Inc. 2008 Employee, Director and Consultant Stock Plan (the “2008 Plan”).

The description of the 2008 Plan in the section of the joint proxy statement/prospectus entitled “Point Proposal 5: Approval of DARA BioSciences, Inc. 2008 Employee, Director and Consultant Stock Plan” is incorporated herein by reference.

Copies the 2008 Plan and the 2003 Plan are filed with this report as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated by reference herein. The foregoing descriptions of the 2008 Plan and the 2003 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of such plans.

Effective as of the closing of the merger described in Item 2.01, the Company succeeded to all of the rights and obligations of DARA under its employment agreements with Mssrs. Franco and Didsbury. The description such employment agreements in the section of the joint proxy statement/prospectus entitled “DARA Executive Compensation—Employment and Other Agreements with Named Executive Officers” is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the merger described in Item 2.01, the Company amended its certificate of incorporation to effectuate the reverse stock split described in Item 2.01, to change the Company’s name to DARA BioSciences, Inc. and to change the Company’s registered office and registered agent in the State of Delaware. A copy of the Company’s restated certificate of incorporation is filed with this report as Exhibit 3.1 and is hereby incorporated by reference herein.

Effective immediately following the closing of the merger described in Item 2.01, the Company’s board of directors amended and restated the Company’s By-Laws in order to, among other things:

•	add an advance notice provision for stockholder proposals;

•	add a by-law regarding procedures for the conduct of meetings of stockholders;

•	permit the giving of notices and consents by means of electronic communication;

•	clarify the role of the Chairman of the Board of Directors; and

•	permit the issuance of uncertificated shares.

A copy the Company’s Amended and Restated By-laws is filed with this report as Exhibit 3.2 and is hereby incorporated by reference herein. The foregoing description of the amendments to the Company’s By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws.

Item 9.01.	Financial Statements and Exhibits.

Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of this Current Report on Form 8-K are included in the section of the joint proxy statement/prospectus entitled “Consolidated Financial Statements of DARA” which is incorporated herein by reference.

Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of this Current Report on Form 8-K are included in the section of the joint proxy statement/prospectus entitled “Consolidated Financial Statements of DARA” which is incorporated herein by reference.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated:	February 12, 2008	By:	/s/ John C. Thomas, Jr.
		Name:	John C. Thomas, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed October 10, 2007)

2.2	Amendment to Agreement and Plan of Merger (incorporated herein by reference to Exhibit 2.2 to the Company’s Registration Statement on Form S-4/A filed December 17, 2007)

3.1	Restated Certificate of Incorporation

3.2	Amended and Restated By-laws

4.1	Specimen stock certificate for common stock

10.1	DARA BioSciences, Inc. 2008 Employee, Director and Consultant Stock Plan

10.2	DARA BioSciences, Inc. 2003 Employee, Director and Consultant Stock Plan

23	Consent of Ernst & Young LLP

99	Press Release dated February 12, 2008